Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	5

	Debtor	For the Month Ending:	October 31, 2008
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			6,912,544

2.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			6,856,154

3.	BEGINNING BALANCE:			56,391

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		—

	Accounts Receivable — Pre-filing		—

	General Sales		—

	Other (Specify)	Transfer from Money Market Acct	55,000

	Other (Specify)	Transfer from Money Market Acct	47,000

	Other (Specify)	Transfer from Money Market Acct	550,000

	Other (Specify)	Transfer from Money Market Acct	155,000

	Other (Specify)	Transfer from Money Market Acct	142,000

	TOTAL RECEIPTS THIS PERIOD:			949,000

5.	BALANCE:			1,005,391

6.	LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)			—

	Disbursements (from page 2)			1,000,419

7.	ENDING BALANCE:			4,971

8.	General Account Number(s):		Well Fargo # xxxxxx1638 (2)

	Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking

			350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
10/1/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		$1,090	$1,090
10/1/2008	6000000352	American Stock Exchange	A/P vendor payments		81	81
10/1/2008	6000000353	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
10/1/2008	6000000354	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,202	1,202
10/1/2008	6000000355	US Trustee	US Trustee Quarterly Fee		1	1
10/3/2008	6000000356	Water Garden Co LLC	Prorated October Rent (10/1-10/16)		95,582	95,582
10/6/2008	wire	PR Newswire Association Llc	A/P vendor payments		1,212	1,212
10/8/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		585	585
10/8/2008	6000000357	LA Fine Arts	A/P vendor payments		330	330
10/9/2008	wire	Robert Shackleton	Director fees (Sept / Oct)		11,667	11,667
10/9/2008	wire	Mark Schaffer	Director fees (Sept / Oct)		11,667	11,667
10/9/2008	wire	John Charles Loring	Director fees (Sept / Oct)		11,667	11,667
10/9/2008	wire	Barney Northcote	Director fees (Sept / Oct)		11,667	11,667
10/15/2008	wire	David S. Depillo	Director Fees		5,833	5,833
10/15/2008	wire	Thompson Financial LLC	A/P vendor payments		11,928	11,928
10/15/2008	wire	CRG Partners Group LLC	Professional Fees		34,736	34,736
10/15/2008	wire	Kurtzman Carson Consultants	Professional Fees		54,218	54,218
10/15/2008	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional Fees		181,253	181,253
10/15/2008	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional Fees		255,059	255,059
10/15/2008	6000000358	American Stock Exchange	A/P vendor payments		151	151
10/16/2008	6000000359	William M. Stern	Official Equity Committee member fees		1,948	1,948
10/20/2008	wire	Wells Fargo	Client Analysis Service Charge		2,419	2,419
10/22/2008	wire	Solon Group, Inc.	Professional Fees		10,010	10,010
10/22/2008	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional Fees		136,661	136,661
10/22/2008	6000000360	Ampco System Parking	A/P vendor payments		7,089	7,089
10/22/2008	6000000361	John M. Mlynick	Official Equity Committee member fees		434	434
10/29/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		710	710
10/29/2008	wire	CRG Partners Group LLC	Professional Fees		18,735	18,735
10/29/2008	wire	Kurtzman Carson Consultants	Professional Fees		46,461	46,461
10/29/2008	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional Fees		70,636	70,636
10/29/2008	6000000363	American Stock Exchange	A/P vendor payments		121	121
10/29/2008	6000000364	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,033	1,033
10/29/2008	6000000365	Mellon Investor Services LLC	A/P vendor payments		3,145	3,145
10/29/2008	6000000366	Stephen H. Gordon	Director Fees		5,833	5,833
10/29/2008	6000000367	West Payment Center	A/P vendor payments		3,483	3,483
10/30/2008	6000000368	Jeffrey Michael Pies	Official Equity Committee member fees		341	341
10/30/2008	6000000350	ADP Pleasanton National Service Center Inc.	Stop Payment on Check		(12)	(12)
					11	—

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$1,000,419	$1,000,419

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2008	Balance on Statement:	$18,928
Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000363	10/29/2008	121
6000000364	10/29/2008	1,033
6000000365	10/29/2008	3,145
6000000366	10/29/2008	5,833
6000000367	10/29/2008	3,483
6000000368	10/30/2008	341

TOTAL OUTSTANDING CHECKS:			$13,956

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$4,971

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT) (1)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS		31,679,617

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR REPORTS		323

3. BEGINNING BALANCE:		31,679,294

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account

Transferred from Overnight Investment Account

Interest Income	20,083

TOTAL RECEIPTS THIS PERIOD:		20,083

5. BALANCE:		31,699,377

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)		949,000

Disbursements (from page 2)		1,800

7. ENDING BALANCE:		30,748,577

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking 350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
10/3/2008	wire	Fremont General Corporation	Bank Account Transfer	$55,000		$55,000
10/9/2008	wire	Fremont General Corporation	Bank Account Transfer	47,000		47,000
10/15/2008	wire	Fremont General Corporation	Bank Account Transfer	550,000		550,000
10/20/2008	wire	Wells Fargo	Client Analysis Service Charge		1,800	1,800
10/22/2008	wire	Fremont General Corporation	Bank Account Transfer	155,000		155,000
10/29/2008	wire	Fremont General Corporation	Bank Account Transfer	142,000		142,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$949,000	$1,800	$950,800

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2008	Balance on Statement:	$30,748,577

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$30,748,577

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:                                                  10/31/2008
(Provide a copy of monthly account statements for each of the below)

	General Account:		4,971
	Money Market Account:		30,748,577
	Payroll Account:	(1)	N/A
Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				30,753,548

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:			N/A	—

(1)	The Debtor’s payroll account has been closed.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
Water Garden Co LLC (1)	1	95,582	—	—

			TOTAL DUE:	—
III. TAX LIABILITIES
FOR THE REPORTING PERIOD:                                   October 2008

Gross Sales Subject to Sales Tax:	—
Total Wages Paid:	—

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding	—	—	N/A
State Withholding	—	—	N/A
FICA- Employer’s Share	—	—	N/A
FICA- Employee’s Share	—	—	N/A
Federal Unemployment	—	—	N/A
Sales and Use	—	—	N/A
Real Property	—	—	N/A
Other:
TOTAL:	—	—

     Notes:
(1) The lease with Water Garden Co. (Lessor) was deemed rejected on October 16, 2008.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	948	—	—
31 - 60 days	20,189	—	1,637
61 - 90 days	3,483		1,389
91 - 120 days	5,485		1,279
Over 120 days	2,621	118,962
TOTAL:	32,726	118,962	4,305
V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09
Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09
Continental Ins.	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09
Fireman’s Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09
American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09
Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending	Total Disbursements				Quarterly Fees Still
(Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008 (1)	851,493	4,875			4,875
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		5,201		326	4,875

Notes:

(1)	As of the date of this monthly operating report, the Debtor has not received an assessement for the third quarter fees.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees (Sept / Oct)	11,667
Mark Schaffer	9/29/08	Director fees (Sept / Oct)	11,667
John Charles Loring	9/29/08	Director fees (Sept / Oct)	11,667
Barney Northcote	9/29/08	Director fees (Sept / Oct)	11,667
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	10/31/2008	6/19/08-10/31/08
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	114,634	846,182

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	5,704	(1,728,573)

Occupancy (1)	461,047	491,076

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	3,075	14,661

Advertising and promotion		23,635

Telecom		2,932

Travel	—	—

Printing and supplies	710	13,003

Postage		(29,156)

All other	48,192	154,569

Depreciation and Amortization	2,239	10,049

Rent Expense — Real Property	—	—

Lease Expense — Personal Property	—	—

Insurance	192,034	635,152

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	827,635	433,530

Net Gain/(Loss) from Operations	(827,635)	(433,530)

Non-Operating Income:
Interest Income	20,113	187,258

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(7,782,549)	128,532,391

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(7,762,436)	128,644,373

Non-Operating Expenses:
Interest Expense (2)	23,914	105,222

Legal and Professional (Itemize) (3)	912,208	3,673,526

Other (Itemize)	—	—

Total Non-Operating Expenses	936,122	3,778,748

NET INCOME/(LOSS)	$(9,526,193)	$124,432,095

Notes:

(1)	Represents non-cash adjustment to account for discontinued lease obligations.

(2)	Represents amortization of capitalized debt issuance costs.

(3)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$30,753,548

Accounts Receivable	123,267

Intercompany Receivable	2,611,897

Prepaid Expenses	3,976,652

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,755,942

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		52,314,083

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(110,524)

Net Property, Plant, and Equipment		176,490

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	18,075

Investment in Subsidiary	413,115,416

Total Other Assets		413,133,491

TOTAL ASSETS		$465,624,064

LIABILITIES
Post-petition Liabilities:
Accounts Payable	32,726

Accruals (1)	5,336,161

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	669,139

Total Post-petition Liabilities		6,038,026

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (1)	356,471,154

Total Pre-petition Liabilities		356,471,154

TOTAL LIABILITIES		362,509,180

EQUITY:
Pre-petition Owners’ Equity	(31,554,936)

Post-petition Profit/(Loss)	124,432,094

Direct Charges to Equity	10,237,726

TOTAL EQUITY		103,114,884

TOTAL LIABILITIES & EQUITY		$465,624,064

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	No	Yes

X

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	No	Yes

X

3.	State what progress was made during the reporting period toward filing a plan of reorganization.
There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
	None	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.

X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.